UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

Assurant, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 859-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On March 1, 2016, Assurant, Inc. (the "Company") completed its previously announced sale of its Assurant Employee Benefits segment (the "Business") to Sun Life Assurance Company of Canada, the wholly-owned subsidiary of Sun Life Financial Inc. (TSX: SLF) (NYSE: SLF) for approximately $940 million, subject to adjustments in accordance with the terms of the sale agreement. The sale is structured as a combination of reinsurance agreements and sale of certain legal entities and assets.
Pro forma financial information with respect to this transaction is provided in Item 9.01 of this Current Report on Form 8-K.

Item 8.01 Other Events
On March 1, 2016, the Company issued a press release announcing the completion of the sale of the Business. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
The attached unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015 and the unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015 (collectively, the "Unaudited Pro Forma Consolidated Financial Statements") are based on the Company's historical consolidated results of operations and financial position, adjusted to give effect to the sale of the Business by the Company.
The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015 has been prepared to present the Company's results of operations as if the sale of the Business had occurred on January 1, 2015. The unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015 has been prepared to present the Company's financial condition as if the sale of the Business had occurred on December 31, 2015.
The Unaudited Pro Forma Consolidated Financial Statements do not purport to be indicative of the financial position or results of operations of the Company as of the date, nor are they necessarily indicative of future results. The Unaudited Pro Forma Consolidated Financial Statements and the accompanying notes should be read together with the Company's audited Consolidated Financial Statements and accompanying notes as of and for the year ended December 31, 2015, and Management's Discussion and Analysis included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.
(d) Exhibits

99.1	Press release issued on March 1, 2016 by Assurant, Inc.
99.2	Unaudited Pro Forma Consolidated Statement of Operations of Assurant, Inc. for the year ended December 31, 2015 and the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.
Date: March 4, 2016	By:	/s/ Bart R. Schwartz
Bart R. Schwartz
Executive Vice President, Chief Legal Officer & Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated March 1, 2016
99.2	Unaudited Pro Forma Consolidated Statement of Operations of Assurant, Inc. for the year ended December 31, 2015 and the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015